UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report

March 11, 2008

(Date of earliest event reported)

STRATUM HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51229	51-0482104
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

Three Riverway
Suite 1500
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 479-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement

Stratum Holdings, Inc. (the “Company”) obtained requisite approval in meetings of the Board of Directors and stockholders on February 21, 2008 to sell the Company’s wholly-owned subsidiaries, Decca Consulting Ltd. (“Decca”) of Calgary, Alberta, and Petroleum Engineers, Inc. (“PEI”) of Lafayette, Louisiana to Hamilton Acquisition, Inc. (“Hamilton”).  Subsequently, the parties negotiated to sell only PEI to Hamilton and to grant Hamilton an option to purchase Decca, exercisable during a 90-day period commencing upon the closing of the PEI Transaction (as defined below).  On March 3, 2008, the Company obtained requisite approval in a meeting of the Board of Directors to sell only PEI to Hamilton.  On March 11, 2008, the Company closed the sale of PEI to Hamilton.

Securities Purchase Agreement and Ancillary Documents

The Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company sold 100% of the outstanding common stock of PEI, consisting of 2,040 shares to Hamilton (the “PEI Transaction”).  The proposed terms and conditions of the transaction are set forth in a Securities Purchase Agreement that has been entered into among the Company, CYMRI, L.L.C., a Nevada limited liability company and wholly owned subsidiary of the Company (“CYMRI”), and Hamilton, a copy of which is attached as Exhibit 10.1.

Purchase Price

The purchase price for the stock of PEI is $15,000,000 less the aggregate of (i) the outstanding debt of PEI; (ii) amounts payable to employees as a result of the PEI Transaction; (iii) liabilities more than 60 days outstanding or not incurred in the ordinary course of business; (iv) $100,000, which represents the estimated pre-closing state income tax liability of PEI; and (v) certain transaction-related expenses of the Company.  Additionally, $1,600,000 of the purchase price is being escrowed for 24 months to partially secure the indemnification obligations of the Company under the Securities Purchase Agreement (see “Escrow Agreement” description below). Finally, $1,500,000 of the purchase price is being deposited in a restricted cash account to secure the payment of pre-closing federal, foreign and state tax liabilities of PEI.  If the Company does not sell CYMRI on or before December 31, 2008, beginning January 1, 2009, the Company may withdraw $300,000 from the restricted cash account and utilize such funds without restriction.

Representations and Warranties

In the Purchase Agreement, the Company and CYMRI make extensive representations and warranties concerning the Company, CYMRI and PEI, which generally survive for a period of 24 months following the closing of the PEI Transaction, except for fundamental representations which survive until the expiration of the applicable statute of limitations established by law.

Indemnification

The Company and CYMRI have agreed to indemnify Hamilton under the Purchase Agreement, on a joint and several basis, against damages and liabilities arising out of (i) breaches of the representations, warranties and covenants of the Company and CYMRI, fees payable to brokers/finders hired by the Company or CYMRI, and inaccuracies in the amounts deducted from the purchase price resulting in a further decrease in the purchase price; and (ii) pre-closing tax liabilities.  The Company and CYMRI have agreed to indemnify Hamilton against damages and liabilities arising out of its failure to collect accounts receivable of PEI existing on the closing date within 270 days after the closing date, to the extent such accounts receivable exceed $60,000 in the aggregate. The obligation of the Company and CYMRI to indemnify Hamilton for breaches of representations and warranties (other than certain “fundamental” representations and warranties) is subject to a $200,000 threshold and a $2,000,000 cap.  Additionally, the Company and CYMRI have agreed to indemnify Hamilton from (a) damages arising out of actions by Franklin M. Cantrell, Jr. that would be a breach under the non-competition agreement (discussed below) had he executed such agreement, and (b) damages arising out of the Company employee benefit plans which relate to an event, transaction, action or omission occurring on or prior to the closing date of the PEI Transaction.  These specific indemnities are not subject to the threshold or the cap.

Escrow Agreement

Pursuant to an Escrow Agreement entered into in connection with the Purchase Agreement, Hamilton will deposit $1,600,000 of the purchase price (the “Escrow Deposit”) into an escrow account maintained by U.S. Bank National Association, as escrow agent, to partially secure the indemnification obligations of the Company and CYMRI under the Securities Purchase Agreement.  If Hamilton timely exercises the Decca Option, an additional $400,000 of the purchase price will be added to the Escrow Deposit with the escrow agent to raise the amount of the Escrow Deposit to $2,000,000.  Promptly following the 24 month anniversary of the closing date of the PEI Transaction, the escrow agent will release to the Company the Escrow Deposit less any amounts previously distributed to Hamilton to satisfy indemnification claims and any amounts required to be retained to potentially fund unresolved indemnification claims. A copy of the Escrow Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Option Agreement

Pursuant to an Option Agreement entered into in connection with the Purchase Agreement, the Company granted Hamilton an option to purchase all of the issued and outstanding capital stock of Decca for $4,250,000, exercisable at any time during the 90-day period following the closing of the PEI Transaction (the “Decca Option”).  The Option Agreement contains a “no shop” clause in which the Company and Decca agree not to initiate or solicit proposals for the sale of stock, merger or any similar transaction involving Decca, or any sale, lease or pledge of any assets of Decca other than in the ordinary course of business.  The Company also agrees not to permit Decca to issue any shares of capital stock or grant any options, warrants, subscription rights or other stock commitments.  A copy of the Option Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K.

Transition Services Agreement

The Company and two of its subsidiaries, CYMRI and Triumph Energy, Inc., a Louisiana corporation, (“Triumph”), have also entered into a Transition Services Agreement with PEI under which the Company, CYMRI and Triumph will provide certain administrative, accounting, information technology and transfer of information services to PEI for a limited period of time in consideration for PEI providing certain administrative, accounting and information technology services to the Company, CYMRI and Triumph.  A copy of the Transition Services Agreement is attached as Exhibit 10.4 to this Current Report on Form 8-K.

Non-Competition Agreements

In connection with the Purchase Agreement, the Company, CYMRI, PEI, Hamilton and certain stockholders of the Company have entered into a Non-Competition Agreement wherein the Company, CYMRI and such stockholders agree not to compete with Hamilton or PEI or solicit suppliers, customers, consultants or employees for a period of five years after the closing date of the PEI Transaction.  The geographic scope of the non-compete is worldwide, except that Decca will be permitted to (i) complete specified ongoing projects in the United States and (ii) engage in business outside the United States.

Also in connection with the Purchase Agreement, the Company, Decca, PEI and Hamilton have entered into an a Non-Competition Agreement wherein the Company and Decca agree not to compete with Hamilton or PEI or solicit suppliers, customers, consultants or employees for a period of five years after the closing date of the PEI Transaction.  The geographic scope of the non-compete is the United States, with the understanding the Decca can complete specified ongoing projects in the United States.  If the Company sells Decca to a third party other than Hamilton, the third party purchaser will be bound by the non-compete for a period of six months after the closing of its acquisition of Decca.

The foregoing descriptions are not complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and ancillary documents, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K.

A copy of the press release announcing this sale is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02.  Termination of a Material Definitive Agreement

Termination of Secured Credit Facility

As described in Item 1.01, a portion of the proceeds from the PEI Transaction were used to pay all of PEI’s outstanding indebtedness or guarantees thereof and other indebtedness of the Company and CYMRI.  Such indebtedness is described in the following paragraphs.

PEI’s indebtedness included amounts due and owing to Wells Fargo Bank, National Association (“Wells Fargo USA”), under a revolving credit facility provided to PEI pursuant to a Credit and Security Agreement, dated as of May 23, 2006, as amended by the First Amendment, dated as of March 2, 2007 (the “Wells Fargo USA Credit Agreement”).  The revolving credit facility provided for aggregate borrowings of up to $8.5 million, consisting of a revolving credit line of up to $7.0 million (subject to a borrowing base) and a $1.5 million term structural overadvance, which borrowings were guaranteed by the Company and secured by substantially all of the assets of PEI.  The revolving credit facility was to mature in May 2010 and bore interest at prime plus 1% per annum.  Borrowings under the structural overadvance of $1.5 million bore interest at prime plus 4.5% per annum and was to mature in March 2009.

On the closing date of the PEI Transaction, PEI paid all of the then outstanding principal and accrued interest on the advances made to PEI under the revolving credit facility (which totaled $2,562,274), plus fees, costs, reserves and expenses in the aggregate amount of $215,748), and paid all of the then outstanding principal and accrued interest due on the structural overadvance (which totaled $427,400).  As a result of such payments, (i) the Wells Fargo USA Credit Agreement and all of the related loan documents were terminated and released, and ceased to be of any further force or effect, except for provisions which by their terms survive the termination thereof, (ii) PEI’s guaranty of the obligations of Decca to Wells Fargo Financial Corporation Canada (“Wells Fargo Canada”) and all agreements and documents related thereto were terminated and released, and ceased to be of any further force or effect, and (iii) the security interests of Wells Fargo USA and Wells Fargo Canada in the assets of PEI were extinguished and released.

Termination of Other Secured Debt

On May 23, 2006, the Company acquired from Larry M. Wright (“Wright”), a director of the Company and an officer of CYMRI and Triumph, Franklin M. Cantrell, Jr. (“Cantrell”), and certain other individuals, all of the issued and outstanding stock of The CYMRI Corporation (“Old CYMRI”), which was subsequently merged with and into CYMRI.  In partial consideration for the acquisition of such stock, the Company executed in favor of Wright and Cantrell Promissory Notes (the “Wright and Cantrell Notes”) in the principal amount of $1,500,000 and $1,575,000, respectively.  As security for its obligations under the Wright and Cantrell Notes, the Company pledged to Wright and Cantrell its 100% membership interest in CYMRI, pursuant to the terms of a Pledge and Security Agreement dated as of May 23, 2006 (the “Pledge Agreement”).  On the closing date of the PEI Transaction, (i) the Company paid to Wright and Cantrell all outstanding principal and accrued interest under the Wright and Cantrell Notes, which totaled $2,214,675, and (ii) Wright and Cantrell released the Company from any and all obligations arising under the Wright and Cantrell Notes and the Pledge Agreement, and released their security interest in the above-referenced collateral.

On May 23, 2006, the Company and CYMRI, in connection with their acquisition of The CYMRI Corporation, assumed the obligations of Old CYMRI under Promissory Notes, each dated December 3, 2004, in favor of Don E. Claxton and Betty Jane Claxton, C.F. Kimball, III and Linda R. Kimball, and The Alvin Bellaire, Jr. Trust (the “PEI Notes”).  The obligations of Old CYMRI under the PEI Notes were guaranteed by Wright, Cantrell, PEI, Triumph, and Robert Wonish, a director of the Company and an officer of CYMRI and Triumph.  The debt represented by the PEI Notes was secured by the oil and gas properties of Triumph, subject to the prior security interest of Sterling Bank, and by Old CYMRI’s pledge of the stock of PEI and Triumph to the holders of the PEI Notes.  The Company, CYMRI, Wright and Cantrell entered into an Assumption and Indemnification Agreement as of May 23, 2006 (the “Assumption and Indemnification Agreement”), under which the Company and CYMRI assumed the obligations of Old CYMRI under the PEI Notes and agreed to indemnify Wright and Cantrell from any and all liabilities and obligations arising under the PEI Notes as a result of their guarantees of the debt represented by the PEI Notes.  On the closing date of the PEI Transaction, (a) the Company (on behalf of itself and CYMRI) paid to the holders of the PEI Notes all outstanding principal and accrued interest under the PEI Notes, which totaled $1,152,616, and (b) the holders of the PEI Notes released the Company and CYMRI from any and all obligations arising under or incurred in connection with the PEI Notes and the Assumption and Indemnification Agreement, and released their security interest in the above-referenced collateral.

Item 2.01.  Completion of Acquisition or Disposition of Assets

The description of the Securities Purchase Agreement and the ancillary documents described in Item 1.01 of this form 8-K is incorporated by reference into this Item.

Item 3.02.  Unregistered Sales of Equity Securities

The description of the Severance Agreement included in Item 5.02 of this form 8-K is incorporated by reference into this Item.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

On March 11, 2008 Richard A. Piske, III resigned as Chief Executive Officer of the Company effective immediately.  The Company has entered into a Severance Agreement with Mr. Piske, which was approved by the Board of Directors, under which the Company paid to Mr. Piske as severance (i) a cash lump sum payment of $200,000 on the closing date of the PEI Transaction; (ii) issued to Mr. Piske a number of shares of the Company’s common stock having an aggregate value of $280,000 (based on an average of the bid and ask prices for the 20 trading days of the Company’s common stock immediately prior to the effective date of his resignation); and (iii) transferred to Mr. Piske legal title to the automobile currently being used by him in his employment with the Company.  In exchange for such severance, Mr. Piske signed a release of claims against the Company.  In issuing such shares, the Company is relying on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.  A copy of the Severance Agreement is attached as Exhibit 10.5.1 to this Current Report.

The Board of Directors of the Company also approved the award of stay bonuses in the amount of $70,000 to each of D. Hughes Watler, Jr., the Chief Financial Officer of the Company, and Kenneth L. Thomas, the Senior Vice President-Finance, Treasurer and Secretary of the Company, in consideration for services rendered by each of them to the Company in connection with the PEI Transaction and for consulting services to be rendered by each of them to the Company after the closing of the PEI Transaction.  Pursuant to the terms of letter agreements between the Company and each of Messrs. Watler and Thomas (the “Stay Bonus Agreements”), the Company will pay the stay bonuses to those individuals upon the completion of their service to the Company, which for Mr. Watler is scheduled to occur on or about May 15, 2008 and for Mr. Thomas is scheduled to occur on or about March 31, 2008.  Copies of the Stay Bonus Agreements are attached as Exhibits 10.5.2 and 10.5.3 to this Current Report.

The foregoing descriptions are not complete and are qualified in their entirety by reference to the full text of the Severance Agreement and the Stay Bonus Agreements, copies of which are filed as Exhibits 10.5.1, 10.5.2 and 10.5.3 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(b)                     Pro Forma Financial Information

The Company has prepared unaudited pro forma financial statements to present the impact of the following completed sales transactions:

•                  Sale of substantially all of the assets of the Company’s wholly-owned subsidiary, Tradestar Construction Services, Inc. (“Tradestar Construction”).  This sale was made to a wholly-owned subsidiary of Tradesmen International, Inc. on October 26, 2007, for a sales price of $3,200,000 plus a working capital adjustment.

•                  Sale of the outstanding capital stock of PEI to Hamilton on March 11, 2008 for a sales price of $15,000,000 and the related payments of long-term debt and other accrued obligations which are more fully described elsewhere in this Form 8-K.

These unaudited pro forma financial statements should be read in conjunction with the Company’s historical consolidated financial statements and the related notes that are included in its Annual Report on Form 10-KSB for the year ended December 31, 2006 and its Quarterly Report on Form 10-QSB for the nine months ended September 30, 2007.

The following unaudited pro forma balance sheet as of September 30, 2007 gives effect to the sales transactions summarized above as if the receipts of the sales proceeds and related payments of long-term debt and other accrued obligations had occurred on that date.  The following unaudited pro forma statements of operations for the nine months ended September 30, 2007 and for the year ended December 31, 2006 give effect to the sales transactions summarized above as if the receipts of the sales proceeds and related payments of long-term debt and other accrued obligations had occurred as of the beginning of each period.

The following unaudited pro forma financial statements are presented for illustrative purposes only and do not necessarily indicate the financial results of the Company had the receipts of the sales proceeds and related payments of long-term debt and other accrued obligations actually occurred as of the dates indicated.  This financial information has been derived from and should be read together with the historical consolidated financial statements and the related notes of the Company incorporated by reference in this Form 8-K.  In addition, the allocations of the sales prices reflected in the unaudited pro forma financial statements are preliminary and are subject to adjustment and may vary from the actual sales price allocations that will be recorded as of the effective date of the transactions.

STRATUM HOLDINGS, INC.

PRO FORMA BALANCE SHEET

SEPTEMBER  30, 2007

	Pro Forma Adjustments for Sale of
	As	Tradestar		Petroleum		Pro Forma
	Reported	Construction		Engineers		Total

Assets
Current assets:
Cash and cash equivalents	$74,170	$1,325,921	(A)	$1,699,909	(B)	$3,100,000
Accounts receivable	10,834,420	(2,348,781)	(A)	(4,702,291)	(B)	3,783,348
Prepaid expenses and other	2,070,214	(806,978)	(A)	(1,136,614)	(B)	126,622
Total current assets	12,978,804	(1,829,838)		(4,138,996)		7,009,970

Property and equipment:
Oil and gas properties (full cost method)	13,592,039	—		—		13,592,039
Other property and equipment	1,107,656	(159,175)	(A)	(934,379)	(B)	14,102
	14,699,695	(159,175)		(934,379)		13,606,141
Less: Accum. DD&A and impairment	(8,392,645)	107,693	(A)	685,943	(B)	(7,599,009)
Net property and equipment	6,307,050	(51,482)		(248,436)		6,007,132

Other assets:
Goodwill	14,160,475	—		(9,224,162)	(B)	4,936,313
Deferred income taxes	489,100	—		—		489,100
Other	255,781	(140,906)	(A)	(19,234)	(B)	95,641
Total other assets	14,905,356	(140,906)		(9,243,396)		5,521,054

Total assets	$34,191,210	$(2,022,226)		$(13,630,828)		$18,538,156

Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of long-term debt	$14,546,875	$—		$(8,874,481)	(B)	$5,672,394
Accounts payable	4,067,136	(318,808)	(A)	(1,560,360)	(B)	2,187,968
Accrued liabilities	1,568,032	(151,752)	(A)	(836,702)	(B)	579,578
Total current liabilities	20,182,043	(470,560)		(11,271,543)		8,439,940

Long-term debt, net of current portion	7,959,296	(1,555,342)	(A)	(4,114,541)	(B)	2,289,413
Deferred income taxes	801,100	460,300	(A)	(61,400)	(B)	1,200,000
Total liabilities	28,942,439	(1,565,602)		(15,447,484)		11,929,353

Stockholders’ equity:
Common stock	25,394	—		—		25,394
Additional paid-in capital	11,980,239	—		—		11,980,239
Accumulated deficit	(6,587,166)	(456,624)	(A)	1,816,656	(B)	(5,227,134)
Cumulative foreign currency translation	(169,696)	—		—		(169,696)
Total stockholders’ equity	5,248,771	(456,624)		1,816,656		6,608,803

Total liabilities and stockholders’ equity	$34,191,210	$(2,022,226)		$(13,630,828)		$18,538,156

STRATUM HOLDINGS, INC.
PRO FORMA STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2007

	Pro Forma Adjustments for Sale of
	As	Tradestar		Petroleum		Pro Forma
	Reported	Construction		Engineers		Total

Revenues:
Staffing services
Construction	$11,841,377	$(11,841,377)	(C)	$—		$—
Petroleum engineering	30,599,927	—		(20,820,494)	(D)	9,779,433
Oil and gas sales	2,233,880	—				2,233,880
Other	95,948	—		—		95,948
	44,771,132	(11,841,377)		(20,820,494)		12,109,261
Expenses:
Cost of staffing services
Construction	9,335,129	(9,335,129)	(C)			—
Petroleum engineering	24,074,233	—		(15,106,632)	(D)	8,967,601
Lease operating expense	1,052,387	—				1,052,387
Depreciation, depletion & amortization	727,735	—		(98,921)	(D)	628,814
Impairment expense	7,000,000	—				7,000,000
Workover expense	528,638	—				528,638
General and administrative	8,124,065	(1,860,592)	(C)	(4,913,592)	(D/E)	1,349,881
Interest expense	1,509,358	(77,877)	(C)	(882,506)	(D)	548,975
	52,351,545	(11,273,598)		(21,001,651)		20,076,296

Income (loss) before income taxes	(7,580,413)	(567,779)		181,157		(7,967,035)

Benefit (provision) for income taxes	2,577,341	193,045	(C)	(61,593)	(D)	2,708,792

Net loss from continuing operations	(5,003,072)	(374,734)		119,564		(5,258,243)

Gain from sale of discontinued operations	—	924,000	(C)	1,476,000	(D)	2,400,000

Net income (loss)	$(5,003,072)	$549,266		$1,595,564		$(2,858,243)

Net income (loss) per share, basic and diluted	$(0.20)					$(0.11)

Weighted average shares outstanding	25,112,620					25,112,620

STRATUM HOLDINGS, INC.

PRO FORMA STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2006

	Pro Forma Adjustments for Sale of
	As	Tradestar		Petroleum		Pro Forma
	Reported	Construction		Engineers		Total

Revenues:
Staffing services
Construction	$16,758,412	$(16,758,412)	(C)	$—		$—
Petroleum engineering	15,239,239	—		(15,239,239)	(D)	—
Oil and gas sales	2,187,827	—				2,187,827
Other	65,724	—				65,724
	34,251,202	(16,758,412)		(15,239,239)		2,253,551
Expenses:
Cost of staffing services
Construction	13,591,864	(13,591,864)	(C)			—
Petroleum engineering	10,952,316	—		(10,952,316)	(D)	—
Lease operating expense	1,185,902	—				1,185,902
Depreciation, depletion & amortization	876,161	—		(239,686)	(D)	636,475
Impairment expense	—	—		—		—
Workover expense	525,867	—				525,867
General and administrative	6,436,071	(2,449,749)	(C)	(2,923,972)	(D/E)	1,062,350
Interest expense	1,036,100	(139,695)	(C)	(555,473)	(D)	340,932
	34,604,281	(16,181,308)		(14,671,447)		3,751,526

Income (loss) before income taxes	(353,079)	(577,104)		(567,792)		(1,497,975)

Benefit (provision) for income taxes	120,002	196,215	(C)	193,049	(D)	509,267

Net loss from continuing operations	(233,077)	(380,889)		(374,743)		(988,708)

Gain from sale of discontinued operations	—	924,000	(C)	1,476,000	(D)	2,400,000

Net income (loss)	$(233,077)	$543,111		$1,101,257		$1,411,292

Net income (loss) per share, basic and diluted	$(0.01)					$0.08

Weighted average shares outstanding	18,579,652					18,579,652

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

(A)

To record the sale of substantially all of the assets of Tradestar Construction to a wholly-owned subsidiary of Tradesmen International, Inc., for a sales price of $3,200,000 plus a working capital adjustment.

(B)

To record the sale of the outstanding capital stock of PEI to Hamilton, for a sales price of $15,000,000 and the related payments of its long-term debt and other accrued obligations, as well as the required paydown of short-term debt secured by the Company’s retained oil and gas properties to a remaining balance of $2,750,000.

(C)

To eliminate the revenues and expenses of Tradestar Construction and to recognize the after-tax gain on the sale of substantially all of its assets to a wholly-owned subsidiary of Tradesmen International, Inc.

(D)	To eliminate the revenues and expenses of PEI and to recognize the after-tax gain on the sale of the outstanding capital stock of PEI to Hamilton.

(E)	To further adjust general and administrative expenses associated with non-continuing operations after completion of the sales transactions indicated in (A) and (B) above.

(d)                                 Exhibits

Exhibit Number	Title of Document

10.1	Securities Purchase Agreement dated as of March 11, 2008, by and among Hamilton Acquisition, Inc., Stratum Holdings, Inc. and CYMRI, L.L.C.

10.2	Escrow Agreement dated as of March 11, 2008, by and among Hamilton Acquisition, Inc., Stratum Holdings, Inc. and U.S. Bank National Association

10.3	Option Agreement dated as of March 11, 2008, by and among Stratum Holdings, Inc., Decca Consulting Ltd., and Hamilton Acquisition, Inc.

10.4	Transition Services Agreement dated as of March 11, 2008, by and among Petroleum Engineers, Inc., Stratum Holdings, Inc., CYMRI, L.L.C. and Triumph Energy, Inc.

10.5.1	Severance Agreement, dated March 11, 2008 between Stratum Holdings, Inc. and Richard A. Piske, III

10.5.2	Letter agreement, dated March 3, 2008 between Stratum Holdings, Inc. and D. Hughes Watler, Jr

10.5.3	Letter agreement, dated March 3, 2008 between Stratum Holdings, Inc. and Kenneth L. Thomas

99.1	Press release dated March 12, 2008 announcing sale of Petroleum Engineers, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATUM HOLDINGS, INC.

March 14, 2008	By:	/s/ D. Hughes Watler, Jr.
	Name:	D. Hughes Watler, Jr.
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document

10.1	Securities Purchase Agreement dated as of March 11, 2008, by and among Hamilton Acquisition, Inc., Stratum Holdings, Inc. and CYMRI, L.L.C.

10.2	Escrow Agreement dated as of March 11, 2008, by and among Hamilton Acquisition, Inc., Stratum Holdings, Inc. and U.S. Bank National Association

10.3	Option Agreement dated as of March 11, 2008, by and among Stratum Holdings, Inc., Decca Consulting Ltd., and Hamilton Acquisition, Inc.

10.4	Transition Services Agreement dated as of March 11, 2008, by and among Petroleum Engineers, Inc., Stratum Holdings, Inc., CYMRI, L.L.C. and Triumph Energy, Inc.

10.5.1	Severance Agreement, dated March 11, 2008 between Stratum Holdings, Inc. and Richard A. Piske, III

10.5.2	Letter agreement, dated March 3, 2008 between Stratum Holdings, Inc. and D. Hughes Watler, Jr

10.5.3	Letter agreement, dated March 3, 2008 between Stratum Holdings, Inc. and Kenneth L. Thomas

99.1	Press release dated March 12, 2008 announcing sale of Petroleum Engineers, Inc.